SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

NewAlliance Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	6712	52-2407114
(State or other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

195 Church Street, New Haven, Connecticut 06510
(Address of Principal Executive Offices)

(203) 787-1111
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit Number	Description

99.1:	Press Release dated July 27, 2004

Item 12. Results of Operations and Financial Condition

In a press release attached to this 8-K, the Company announced earnings for the quarter ended June 30, 2004.

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.
Registrant

July 27, 2004
By: /s/ Merrill B. Blanksteen
----------------------------------------
Merrill B. Blanksteen
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press Release dated July 27, 2004